Business combinations - Summary of Fair Value of Assets Acquired and Liabilities Assumed (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Assets
Cash and cash deposits	¥ 78,634
Loans receivable	54,023	[1]
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets	60,048	[2]
Assets other than above	1,290,121	[3]
Total assets	2,211,374
Liabilities:
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889
Total liabilities	1,784,621
Equity attributable to NHI shareholders	120,962
Noncontrolling interests of NLB	22,397	[4]
Noncontrolling interests attributable to other than shareholders of NLB	283,394	[5]
Acquisition costs and fair value of previously held equity investments	75,999
Goodwill	¥ (44,963)

[1]	Fair Value is based on the difference between the gross contractual amounts receivable of \54,131 million and the estimate of the contractual cash flows not expected to be collected of \108 million.
[2]	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
[3]	Includes real estate classified as held for sale.
[4]	Fair Value is based on the acquisition cost of the Share Purchases.
[5]	Fair Value is based on either the market value or the net asset value as of the date of acquisition.